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                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT

                                                       Dated as of July 31, 1998

                  AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among Warnaco Inc., a Delaware corporation (the "Borrower"), The Warnaco Group, Inc., a Delaware corporation ("Group"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), The Bank of Nova Scotia, as managing agent and administrative agent (the "Administrative Agent"), and Citibank, N.A., as managing agent for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of August 12, 1997 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) The definition of Funded Debt" is amended by deleting the parenthetical "(other than Debt incurred pursuant to Section 5.02(c)(iii) hereof)" therein and substituting therefor the following:

                           (other than Debt incurred on terms customary for comparable transactions in the good faith judgment of the Board of Directors of the Borrower in connection with any obligation under or resulting from any agreement referred to in Section 5.02(a)(ii))

                  (b) The definition of "Trade Credit Facility" is amended by deleting the figure "$300,000,000" and substituting therefor the figure "$500,000,000".





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                                        2



                  (c) Two new definitions of "Designer Holdings" and "364 Day Credit Agreement" are added in the appropriate alphabetical order to read as follows:

                           "Designer Holdings" means Designer Holdings Ltd., a
                      Delaware corporation, together with its successors.

                           "364 Day Credit Agreement" means the 364 Day Credit
                      Agreement dated as of November 26, 1997 among the Borrower, Group, the lenders party thereto, Scotiabank and Citibank, as managing agents, Citibank, as documentation agent, and Scotiabank, as administrative agent, as such agreement may be amended, modified, extended, renewed, refinanced, replaced or otherwise supplemented through the date hereof and from time to time.

                  (d) Section 5.01(b) is amended by deleting the words "the Borrower" therein and substituting therefor the word "Group".

                  (e) Section 5.01(h) is amended in its entirety to read as follows:

                           (h) Transactions with Affiliates. Conduct, and cause
                      each of its Subsidiaries to conduct, other than with respect to transactions among Group and/or its wholly owned Subsidiaries, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are no less favorable to Group or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate, provided, however, that the foregoing restriction shall not apply to transactions pursuant to any agreement referred to in Section 5.02(a)(ii) and provided, further, that the Borrower shall not engage in any transaction with any such Subsidiary that would render such Subsidiary insolvent or cause a default under, or a breach of, any material contract to which such Subsidiary is a party.

                  (f) Section 5.01(j) is amended by deleting the words "and consolidating" in Subsection (i) thereof in each instance where they appear therein.

                  (g) Section 5.01(k) is amended by deleting the word "thereafter" where it first appears in Subsection (ii) thereof and substituting therefor the words "after the delivery of such guarantees".

                  (h) Section 5.02(a) is amended as follows:







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                                        3




                     (i) Subsection (ii) thereof is amended in its entirety to read as follows:

                           (ii) Liens on receivables of any kind (and in
                      property securing or otherwise supporting such receivables) in connection with agreements for limited recourse sales or financings by the Borrower or any of its Subsidiaries or by Designer Holdings or any of its Subsidiaries for cash of such receivables or interests therein, provided that (A) any such agreement is of a type and on terms customary for comparable transactions in the good faith judgment of the Board of Directors of Group and
                      (B) such agreement does not create any interest in any asset other than receivables (and property securing or otherwise supporting such receivables), related general intangibles and proceeds of the foregoing,

                     (ii) Subsection (iii) thereof is amended by deleting the figure "20%" and substituting therefor the figure "10%".

                     (iii) Subsection (iv) thereof is amended in its entirety to read as follows:

                           (iv) Liens arising from covenants by the Borrower or
                      its Subsidiaries to grant security interests in the assets of Warnaco of Canada Limited or its Subsidiaries (the "Canadian Subsidiaries") to secure Debt of the Canadian Subsidiaries in the event that the Lenders hereunder or under the 364 Day Credit Agreement or Trade Credit Facility (as defined therein) are granted Liens by Group or its Subsidiaries in their respective assets to secure the Obligations under the Loan Documents, the 364 Day Credit Agreement or the Trade Credit Facility, as the case may be, and

                  (i) Section 5.02(c) is amended in its entirety to read as follows:

                           (c) Debt. Create, incur, assume or suffer to exist,
                      or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt if after giving effect thereto the Borrower shall fail to be in compliance with each of the covenants set forth in Section 5.03, provided that the aggregate principal amount of Debt created, incurred, assumed or existing under the Trade Credit Facility or any similar financing arrangements shall not exceed $500,000,000 at any time outstanding.





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                                        4




              (j) Section 5.02(d) is amended as follows:

                       (i) Subsection (ii) thereof is amended in its entirety to
              read as follows:

                                (ii) sales, leases, transfers or other disposals
                           of assets, or grants of any option or other right to purchase, lease or otherwise acquire assets, following the Effective Date for fair value (valued at the time of any such sale, lease, transfer or other disposal), in an aggregate amount in each Fiscal Year not to exceed 15% per annum of the Consolidated total assets of Group and its Subsidiaries as valued at the end of the preceding Fiscal Year of the Borrower, and the fair value of such assets shall have been determined in good faith by the Board of Directors of Group;

                       (ii) Subsection (iii) thereof is amended by deleting the
              words "the Borrower" therein and substituting therefor the word "Group".

                       (iii) Subsection (iv) thereof is amended by deleting the
              words ", and, in the case of the Borrower, subject to Section 5.02(f)(ii)" at the end thereof.

                       (iv) Subsections (vii), (viii), (ix) and (x) thereof are
              amended by deleting the words "the Borrower" in each instance where they appear therein and substituting therefor the word "Group".

                       (k) Section 5.02(e) is deleted in its entirety and the
              phrase "[Intentionally Deleted]" is substituted therefor.

                       (1) Section 5.02(f) is amended in its entirety to read as
              follows:

                                (f) Nature of Business. Make, or permit any of
                           its Subsidiaries to make, (A) except as otherwise permitted pursuant to subsection (B) below, any change in the nature of its business as carried on at the date hereof in a manner materially adverse to the Agents and the Lender Parties or (B) any investments (except Investments in a net aggregate amount (after giving effect to any dividends or other returns of capital) invested from the date hereof not to exceed $55,000,000) other than in apparel manufacturing or wholesaling businesses or apparel accessories manufacturing or wholesaling businesses or in related retail businesses, provided that on an annual basis, at least 51% of the revenue of Group and its Subsidiaries on a Consolidated basis is derived from




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                                        5



                           apparel manufacturing or wholesaling businesses or apparel accessories manufacturing or wholesaling businesses.

         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and the consent attached hereto executed by Group and each Subsidiary Guarantor. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.







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                                        6


         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             WARNACO INC.

                                             By [signature illegible]
                                                --------------------------------
                                                Title:


Agreed as of the date first above written:

THE BANK OF NOVA SCOTIA


By
   -------------------------------
   Title:



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                                        6


         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             WARNACO INC.

                                             By
                                                --------------------------------
                                                Title:


Agreed as of the date first above written:

THE BANK OF NOVA SCOTIA


By [signature illegible]
   ----------------------------------
   Title: Senior Relationship Manager



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CITIBANK, N.A.


By Robert D. Wetrus
   -------------------------------
   Title: Robert D. Wetrus
          Citibank, N.A.
          Attorney-in-Fact


BANKBOSTON, N.A.


By [signature illegible]
   -------------------------------
   Title: Director


THE BANK OF NEW YORK


By [signature illegible]
   -------------------------------
   Title: VP


BANK OF TOKYO-MITSUBISHI
TRUST COMPANY


By Jim Brown
   -------------------------------
   Title: Jim Brown
          Vice President


COMMERZBANK A.G., NEW YORK
BRANCH


By Robert Donohue
   -------------------------------
   Title: Robert Donohue
          Vice President


By Peter Doyle
   -------------------------------
   Title: Peter Doyle
          Assistant Vice President


CREDITO ITALIANO


By [signature illegible]
   -------------------------------
   Title: First Vice President


By [signature illegible]
   -------------------------------
   Title: First Vice President







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DAI-ICHI KANGYO BANK, LIMITED


By [signature illegible]
   -------------------------------
   Title: Sr. Vice President


FIRST UNION NATIONAL BANK


By [signature illegible]
   -------------------------------
   Title: Sr. Portfolio Manager


FLEET BANK, N.A.


By [signature illegible]
   -------------------------------
   Title: SVP


THE FUJI BANK, LIMITED, NEW YORK
BRANCH


By [signature illegible]
   ---------------------------------
   Title: Vice President and Manager


GENERAL ELECTRIC CAPITAL
CORPORATION


By [signature illegible]
   -------------------------------
   Title: Duly Authorized Signatory


THE INDUSTRIAL BANK OF JAPAN,
LTD., NEW YORK BRANCH


By J. Kenneth Biegen
   -------------------------------
   Title: J. Kenneth Biegen
          Senior Vice President








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KBC BANK N.V.


By Robert Snauffer
   -------------------------------
   Title: Robert Snauffer
          Vice President


By Robert M. Surdam, Jr.
   -------------------------------
   Title: Robert M. Surdam, Jr.
          Vice President


MARINE MIDLAND BANK


By Douglas F. Stolberg
   -------------------------------
   Title: Senior Vice President


MERITA BANK PLC--NEW YORK
BRANCH


By Clifford Abramsky
   -------------------------------
   Title: Clifford Abramsky
          Vice President


By [signature illegible]
   -------------------------------
   Title: V.P.


MORGAN GUARANTY TRUST
COMPANY OF NEW YORK


By Diana H. Imhof
   -------------------------------
   Title: VP


NATIONSBANK, N.A.


By David H. Dinkins
   -------------------------------
   Title: David H. Dinkins
          Vice President


WACHOVIA BANK, N.A.


By [signature illegible]
   -------------------------------
   Title: Vice President








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                                     CONSENT

                                                       Dated as of July 31, 1998

                  The undersigned, each a Guarantor under either the Subsidiary Guaranty or the Group Guaranty, as the case may be, each dated August 12, 1997 (the "Guaranties") in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranties are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

                                               THE WARNACO GROUP, INC.
                                               BLANCHE INC.
                                               C.F. HATHAWAY COMPANY
                                               DESIGNER HOLDINGS, LTD.
                                               GREGORY STREET, INC.
                                               ML, INC.
                                               MYRTLE AVENUE, INC.
                                               184 BENTON STREET INC.
                                               WARMANA LIMITED
                                               WARNACO INTERNATIONAL INC.
                                               WARNACO INTERNATIONAL, L.L.C.,
                                                  By Warnaco Inc., its Member
                                               WARNACO MEN'S SPORTSWEAR INC.
                                               WARNACO SOURCING INC.
                                               WARNER'S DE COSTA RICA INC.
                                               BROADWAY JEANSWEAR COMPANY, INC.
                                               BROADWAY JEANSWEAR SOURCING, INC.
                                               BROADWAY JEANSWEAR HOLDINGS, INC.
                                               OUTLET STORES, INC.
                                               OUTLET HOLDINGS, INC.
                                               RIO SPORTSWEAR INC.
                                               AEI MANAGEMENT CORP.
                                               JEANSWEAR HOLDINGS, INC.
                                               CALVIN KLEIN JEANSWEAR COMPANY
                                               CKJ HOLDINGS INC.
                                               KAIJAI ACQUISITION COMPANY
                                               ABBEVILLE ACQUISITION COMPANY
                                               NEW BEDFORD SHIPPERS CORP.
                                               CKJ SOURCING INC.

                                               By [signature illegible]
                                                  ------------------------------
                                                    Name:
                                                    Title:




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